Exhibit 10.14

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 30, 2009 among CISCO SYSTEMS, INC., a California corporation (the “Borrower”), the Lenders (as defined in that certain Credit Agreement dated as of August 17, 2007 (as amended and modified from time to time, the “Credit Agreement”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to the Credit Agreement;

WHEREAS, the Borrower has requested a non-pro rata reduction in the Commitments under the Credit Agreement as described below; and

WHEREAS, the Lenders are willing to agree to such non-pro rata reduction subject to the terms set forth herein as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendment to Credit Agreement. The parties to the Credit Agreement hereby agree as follows:

(a) On the Effective Date (as defined below), the Commitment of Lehman Commercial Paper Inc. (“LCPI”) under the Credit Agreement, whether used or unused, is irrevocably reduced to zero ($0.00) and from and after the Effective Date, LCPI shall have no further obligation to fund any amount or extend any credit under the Loan Documents;

(b) LCPI shall be entitled to the commitment fee accrued for its account through and including the Effective Date, but not thereafter, which fees shall be payable to LCPI as provided in the Credit Agreement;

(c) The Aggregate Commitments are reduced by the amount of LCPI’s Commitment from $3,000,000,000 to $2,880,000,000; and

(d) Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Exhibit A attached to this Amendment.

2. Confirmation. The parties hereto hereby confirm that as of the Effective Date, all of the provisions of the Credit Agreement, including, without limitation, Section 3.01 (Taxes), Section 3.04 (Increased Costs; Reserves on Eurocurrency Rate Loans) and Section 10.04 (Expenses; Indemnity; Damage Waiver), to the extent they pertain to LCPI and, where applicable, its Related Parties, shall continue in effect for the benefit of LCPI in accordance with the terms thereof as expressly amended hereby; provided, for purposes of clarity, that LCPI shall not be considered a “Lender” for purposes of Article VI, Section 10.01(d), (e) and (f), or the consent to Borrower’s assignment under Section 10.06(a) of the Credit Agreement (as amended by this Amendment).

3. Effectiveness; Conditions Precedent.

This Amendment shall become effective on the date (the “Effective Date”) on which:

(a) the Administrative Agent shall have received copies of this Amendment duly executed by the Borrower, Lenders comprising the Required Lenders, LCPI and the Administrative Agent; and

(b) LCPI shall have received on behalf of the Borrower payment, free and clear of any recoupment or set-off, in immediately available funds, of the commitment fee as described in Section 1(b) hereto;

it being understood that if each of the above conditions precedent is satisfied no later than 12:00 p.m. on May 8, 2009, the Effective Date shall be deemed to be April 30, 2009.

4. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.

5. Authority/Enforceability. The Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize its execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law,

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regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

6. No Default. No event has occurred and is continuing which constitutes a Default or an Event of Default.

7. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of LCPI, the Lenders and the Borrower.

8. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic transmission of a “PDF” copy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

CISCO SYSTEMS, INC.,
a California corporation

By: /s/ Roger Biscay
Name: Roger Biscay
Title: Assistant Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Jean Mok
Name: Jean Mok
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Christine Felsing
Name: Christine Felsing
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and L/C Issuer

By: /s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director

By: /s/ Christine Bohn
Name: Christine Bohn
Title: Assistant Vice President

JP MORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Ann B. Kerns
Name: Ann B. Kerns
Title: Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Avrum Spiegel
Name: Avrum Spiegel
Title: Vice President

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ David Millett

Name:	David Millett

Title:	Vice President

MORGAN STANLEY BANK,
as a Lender

By:	/s/ Chris Whelan

Name:	/s/ Chris Whelan

Title:	SCO

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Alicia Borys

Name:	Alicia Borys

Title:	Assistant Vice President

BNP PARIBAS,
as a Lender

By:	/s/ Jamie Dillon

Name:	Jamie Dillon

Title:	Managing Director

By:	/s/ Joseph Mack

Name:	Joseph Mack

Title:	Vice President

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans

Name:	Mary E. Evans

Title:	Associate Director

By:	/s/ Irja R. Olsa

Name:	Irja R. Olsa

Title:	Associate Director

WILLIAM STREET COMMITMENT CORP.,
(Recourse only to assets of William Street Commitment Corp) as a Lender

By:	/s/ Mark Walton

Name:	Mark Walton

Title:	Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Karen McClain

Name:	Karen McClain

Title:	Managing Director

ING BANK N.V., as a Lender

By:	/s/ M.H. Elfrink-Rijntjes

Name:	M.H. Elfrink-Rijntjes

Title:	Vice President

By:	/s/ J.C. Stubenitsky

Name:	J.C. Stubenitsky

Title:

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Margarita Chichioco

Name:	Margarita Chichioco

Title:	Senior Vice President

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Brendan Herley

Name:	Brendan Herley

Title:	Director - Syndications

By:	/s/ Robert K. Reddington

Name:	Robert K. Reddington

Title:	AVP/Credit Documentation Credit Risk Control
Standard Chartered Bank N.Y.

Lehman Commercial Paper Inc. hereby agrees to and acknowledges the terms of this Amendment and agrees and consents to its Commitment under the Credit Agreement being eliminated.

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Ahuva Schwager

Name:	Ahuva Schwager

Title:	Authorized Signatory

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Bank	Commitment	Applicable Percentage

BANK OF AMERICA, N.A.	$250,000,000	8.680555556

DEUTSCHE BANK AG NEW YORK BRANCH	$250,000,000	8.680555556

JPMORGAN CHASE BANK, N.A.	$215,000,000	7.465277778

MORGAN STANLEY BANK	$215,000,000	7.465277778

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK BRANCH/GRAND CAYMAN BRANCH	$175,000,000	6.076388889

BARCLAYS BANK PLC	$170,000,000	5.902777778

BNP PARIBAS	$170,000,000	5.902777778

HSBC BANK USA, NATIONAL ASSOCIATION	$170,000,000	5.902777778

ING BANK N.V.	$170,000,000	5.902777778

UBS LOAN FINANCE LLC	$170,000,000	5.902777778

WACHOVIA BANK, NATIONAL ASSOCIATION	$170,000,000	5.902777778

WILLIAM STREET COMMITMENT CORP.	$170,000,000	5.902777778

CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$120,000,000	4.166666667

WELLS FARGO BANK, N.A.	$120,000,000	4.166666667

CITIBANK, N.A.	$115,000,000	3.993055556

MERRILL LYNCH BANK USA	$115,000,000	3.993055556

STANDARD CHARTERED BANK	$90,000,000	3.125000000

INTESA SANPAOLO SPA	$25,000,000	0.868055556

TOTAL	$2,880,000,000	100